UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 6, 2013

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 6, 2013, Inergy, L.P. (“Inergy”) issued a press release announcing that the board of directors of Inergy GP, LLC, general partner of Inergy, set the record date and distribution date for the distribution to Inergy unitholders of 56,398,707 common units of Inergy Midstream, L.P. (“NRGM”) held by Inergy, pursuant to a contribution agreement between Inergy, Crestwood Holdings LLC and Crestwood Gas Services Holdings LLC. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 and the related information furnished pursuant to Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 and Item 9.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Inergy, L.P, dated May 6, 2013.

Additional Information and Where to Find It

This press release contains information about the proposed merger involving Crestwood Midstream Partners LP (“Crestwood”) and NRGM. In connection with the proposed merger, NRGM will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the unitholders of Crestwood. Crestwood will mail the final proxy statement/prospectus to its unitholders. INVESTORS AND UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESTWOOD, NRGM, THE PROPOSED MERGER AND RELATED MATTERS. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by NRGM and Crestwood through the website maintained by the SEC at www.sec.gov. In addition, investors and unitholders will be able to obtain free copies of documents filed by Crestwood with the SEC from Crestwood’s website, www.crestwoodlp.com, under the heading “SEC Filings” in the “Investor Relations” tab and free copies of documents filed by NRGM with the SEC from NRGM’s website, www.inergylp.com/midstream, under the heading “SEC Filings” in the “Investor Relations” tab.

Participants in the Solicitation

Crestwood, NRGM, Inergy and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Crestwood in respect of the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of Crestwood in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Crestwood’s directors and executive officers is contained in Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC. Information regarding NRGM’s directors and executive officers is contained in NRGM’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Information regarding Inergy’s directors and executive officers is contained in Inergy’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Free copies of these documents may be obtained from the sources described above.

Forward Looking Statements

The statements in this document regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of NRGM’s and Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect NRGM’s or Crestwood’s financial condition, results of operations and cash flows include, without limitation, failure to satisfy closing conditions with respect to the merger; the risks that the NRGM and Crestwood businesses will not be integrated successfully or may take longer than anticipated; the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe; fluctuations in oil, natural gas and NGL prices; the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of our assets; failure or delays by our customers in achieving expected production in their natural gas projects; competitive conditions in our industry and their impact on our ability to connect natural gas supplies to our gathering and processing assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in NRGM’s and Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read NRGM’s and Crestwood’s filings with the U.S. Securities and Exchange Commission, including their Annual Reports on Form 10-K for the years ended September 30, 2012 and December 31,2012, respectively, and their most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Neither NRGM nor Crestwood assumes any obligation to update these forward-looking statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, its General Partner

Date: May 6, 2013	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Sr. Vice President – General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Inergy, L.P. dated May 6, 2013.

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